Pension Plan	3 Months Ended	12 Months Ended
	Mar. 31, 2024	Dec. 31, 2023
Pension Plan
Pension Plan

12.Pension Plan

The Company has a qualified 401(k) defined contribution plan that allows eligible employees of the Company to participate in the plan, subject to limitations. The plan allows for discretionary matching contributions by the Company, up to 4% of eligible annual compensation made by participants of the plan. The Company contributions to the plan were $96,549 and $81,271 for the three months ended March 31, 2024 and 2023, respectively.

11. Pension Plan

The Company has a qualified 401(k) defined contribution plan that allows eligible employees of the Company to participate in the plan, subject to limitations. The plan allows for discretionary matching contributions by the Company, up to 4% of eligible annual compensation made by participants of the plan. The Company contributions to the plan were $267,751 and $169,905 for the years ended December 31, 2023 and 2022, respectively.